UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Retirement Income 2020 Fund	June 30, 2021
TRLAX	Investor Class

T. ROWE PRICE RETIREMENT INCOME 2020 FUND

HIGHLIGHTS

■	The Retirement Income 2020 Fund returned 7.59% for the six-month period ended June 30, 2021, outperforming both the S&P Target Date 2020 Index and its combined index portfolio.

■

Relative to the S&P Target Date Indexes, our glide path design—which has a higher equity allocation to emphasize long-term growth—contributed significantly to performance. Strong security selection within the underlying strategies also added value.

■

We tilted to an underweight to stocks relative to bonds, as the risk/reward profile for equities looks less compelling after their dramatic rebound from March 2020 lows. We are overweight value stocks globally, as they may continue to be boosted by improving economic growth, and we favor shorter-duration and higher-yielding fixed income sectors, given increasing expectations of higher interest rates and inflation.

■

Given the uncertain impact of positive and negative forces driving global financial markets, we believe that the Retirement Income 2020 Fund’s broad diversification and the strength of T. Rowe Price’s fundamental research platform should benefit our investors over time across a range of market and economic environments.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Global stock markets produced strong returns during the first half of 2021, while rising yields weighed on returns in some bond sectors. Investor sentiment was buoyed by the reopening of developed market economies, unprecedented fiscal and monetary stimulus, and expectations that the economy would benefit from a release of pent-up demand.

All major global and regional equity benchmarks recorded positive results during the period. Developed market stocks generally outperformed emerging markets, while in the U.S., small-cap equities outpaced large-caps and value performed better than growth. The large-cap S&P 500 Index returned 15% and finished the period at a record high. The energy sector, which was the worst performer in 2020, was the leader for the six-month period amid a sharp increase in oil prices. Financial stocks also produced strong results as banks benefited from an increase in long-term interest rates, while the real estate sector was helped by a rollback in many pandemic-related restrictions. Utilities underperformed with slight gains.

Fiscal and monetary support remained a key factor in providing a positive backdrop for markets. President Joe Biden signed the $1.9 trillion American Rescue Plan Act into law in March, and the Federal Reserve kept its short-term lending rates near zero. However, as a result of strong economic growth, central bank policymakers revised their outlook in a somewhat less dovish direction near the end of the period and indicated that rate hikes could commence in 2023, which was earlier than previously expected.

The economic recovery was evident in a variety of indicators. According to the latest estimate, U.S. gross domestic product grew at an annualized rate of 6.4% in the first quarter of 2021 following 4.3% growth in the fourth quarter of 2020. Weekly jobless claims declined throughout the period to new pandemic-era lows, although the monthly nonfarm payroll report disappointed at times as employers struggled to fill positions. Meanwhile, overall profits for companies in the S&P 500 rose by nearly 53% year over year in the first quarter, according to FactSet—the best showing since late 2009.

However, less favorably, inflation concerns led to some volatility in the equity market and caused a sharp rise in longer-term Treasury yields in the first quarter. (Bond prices and yields move in opposite directions.) While inflation measures were above the Fed’s 2% long-term inflation target toward the end of our reporting period—core consumer prices, for example, recorded their largest annual increase (3.8%) since 1992 in May—investors seemed to accept the Fed’s determination that rising price pressures were due to transitory factors arising from the reopening of the global economy.

Longer-term Treasury yields trended lower as inflation expectations began to wane later in the period, but they still finished significantly higher than they were at the end of 2020. Rising yields were a headwind for many fixed income investors; however, high yield bonds, which are less sensitive to interest rate changes, produced solid results, and investment-grade corporate bonds also performed well amid solid corporate fundamentals.

As we look ahead, the central question for investors—assuming the economy’s recovery from the pandemic continues apace—is whether the returns on financial assets will be as robust. Valuations are elevated in nearly all asset classes, and, in some areas, there are clear signs of speculation. That said, a transformed global economic landscape is generating potential opportunities as well as risks. Post-pandemic trends have the potential to create both winners and losers, giving active portfolio managers greater scope to seek excess returns. It is not an easy environment to invest in, but our investment teams remain rooted in company fundamentals and focused on the long term, and they will continue to apply strong fundamental analysis as they seek out the best investments for your portfolio.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide monthly income.

FUND COMMENTARY

How did the fund perform in the past six months?

The Retirement Income 2020 Fund returned 7.59% for the six months ended June 30, 2021. The fund outperformed both the S&P Target Date 2020 Index and its combined index portfolio—a custom benchmark composed of multiple indexes that represent the underlying asset classes in which the fund invests. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Relative to the S&P Target Date Index, our glide path design—which has a higher equity allocation to emphasize long-term growth—added to performance. The fund’s higher allocation to large-cap equities relative to small- and mid-cap stocks, in addition to a higher allocation to U.S. stocks relative to international stocks, also boosted relative returns.

Strong security selection among the underlying strategies boosted relative returns, led by our U.S. large-cap growth and value equity strategies. In both strategies, names in the communication services sector drove outperformance. Despite strong absolute returns, the U.S. small-cap value equity strategy lagged in an environment where benchmark returns were driven by a rally in low-quality and momentum stocks, which do not fit our investment philosophy. This strategy, however, regained some lost ground in the second half of the reporting period. The emerging markets stocks strategy also underperformed its benchmark and moderately weighed on relative results. Within the fixed income allocation, strong selection among U.S. investment-grade bonds added significant value.

Tactical decisions modestly added value. A tactical underweight to long-term U.S. Treasuries worked in our favor, as they were among the worst performers in fixed income. Conversely, real assets equities were boosted by a surge in commodity prices, and they outperformed global equities. An underweight allocation to the sector hurt relative returns. We did, however, trim our underweight over the period as we expect commodity prices to continue benefiting from increased industrial and consumer demand as economies fully reopen.

How is the fund positioned?

We tilted to an underweight to stocks relative to bonds. Although strong economic and earnings growth could support equities, their valuations appear extended, and their risk/reward profile appears less compelling after a dramatic rebound from the drastic sell-off in early 2020. Within our fixed income allocation, we favor shorter-duration and higher-yielding fixed income sectors.

Stocks
On a regional basis, we are modestly overweight to international stocks relative to U.S. stocks. International stocks offer relatively attractive valuations, and their more cyclical profile could be beneficial amid strong global growth. Improving vaccination rates, aggressive stimulus measures, and the release of pent-up demand could also provide tailwinds for international stocks. Outside the U.S., we are overweight to emerging markets stocks relative to developed market stocks. Although fading Chinese stimulus, potential Fed tapering, and vaccine distribution challenges remain concerns, exposure to global trade and elevated commodity prices should boost emerging markets stocks.

In the U.S., we increased our overweight in value-oriented equities. In our view, their cyclical orientation could benefit from the strong economic growth, infrastructure spending, and the surge in demand as life normalizes post-pandemic. As the recovery progresses, we believe upward pressure on interest rates—which are typically a headwind for growth stocks—could support value stocks, given their heavy exposure to financials. While we favor secular growth companies over the long term, they remain vulnerable to extended valuations and narrow leadership. We trimmed our overweight to U.S. small-cap stocks relative to larger companies. Small companies should be supported by economic growth and strong earnings outlook, but they may be susceptible to a pullback given rising input costs.

Among international equities, we remain overweight to value stocks relative to growth stocks. The cyclical orientation of value stocks outside the U.S., their attractive relative valuations, and an improving earnings outlook could be catalysts for further rotation out of growth. Progress in vaccination rates may also provide a boost. Conversely, growth stocks outside the U.S. have a more defensive profile, with greater weights in the consumer staples and health care sectors, which are less compelling in a normalized economic environment.

We modestly pared our underweight to inflation-sensitive real assets equities. Supply bottlenecks and elevated demand continue to buoy commodity prices. However, their long-term outlook remains challenged by a supply/demand imbalance and a less accommodative Fed. Despite rising interest rates, the outlook for real estate benefits from an environment of improving growth and constrained supply, as well as reasonable valuations.

Bonds
We favor shorter-duration fixed income sectors—such as high yield bonds, floating rate bank loans, and inflation-linked securities—given increasing expectations of higher interest rates and inflation. Yields for high yield bonds are still relatively attractive compared with other fixed income alternatives. We are cautious of risks from credit downgrades and defaults, but credit fundamentals appear broadly supportive amid a rebound in commodities. Meanwhile, floating rate bank loans have a higher standing in the capital structure, in addition to favorable relative valuations and credit fundamentals. An environment of rising rates and inflation boosts inflation-linked securities, but further upside may be more limited as economic growth trajectory moderates and markets price in potentially tighter monetary policy.

What is portfolio management’s outlook?

Global markets have staged a remarkable recovery from the historic coronavirus-induced sell-off a year ago. While the virus remains a key risk to public health and economic activity, significant progress in the distribution of vaccines and the loosening of government restrictions have driven an uptick in sentiment. Moreover, central banks and governments have continued to deliver on aggressive monetary and fiscal stimulus measures, which have offset economic damage and provided a potent tailwind for risk assets. For the most part, markets appear to have priced in the likelihood that economic activity will continue to normalize over the coming months. However, in our view, there are several risks on the horizon that have yet to be fully appreciated.

Strong earnings reports, unprecedented fiscal stimulus, and the anticipated release of significant pent-up demand have built expectations for an acceleration in economic activity in the year ahead but have also given rise to inflation fears. In the U.S., proposals for further stimulus and infrastructure spending are likely to be married to an increase in corporate tax rates. China faces pressures from supply chain disruption, rising commodities costs, moderating growth, and fading stimulus, while virus mutations and significant struggles with vaccine distribution pose challenges in some regions. Other key risks to global markets include central bank missteps and increasing geopolitical concerns. Although these conditions may not materialize as significant headwinds for growth, we believe that they contribute to a less compelling risk/reward profile going forward, and we have positioned our portfolios accordingly.

The elevated levels of volatility and uncertainty in global markets underscore the value of our thoughtful strategic investing approach. Given the uncertain impact of positive and negative forces driving global financial markets, we believe that the Retirement Income 2020 Fund’s broad diversification and the strength of T. Rowe Price’s fundamental research platform should benefit our investors over time across a range of market and economic environments.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING

The Retirement Income 2020 Fund’s investment in many underlying funds means that it will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The fund’s allocations among a broad range of underlying T. Rowe Price stock and bond funds will change over time. Diversification cannot assure a profit or protect against loss in a declining market. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

The fund is managed based on the specific retirement year (target date 2020) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely stop making new investments in the fund. The fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement; it is intended to also serve as a postretirement investment vehicle designed to support an income stream made up of regular distributions using a managed payout program throughout retirement, along with some portfolio growth. The fund is primarily designed to help an investor who anticipates retiring at or about the target date. However, if an investor retires significantly earlier or later than age 65, the fund may not be an appropriate investment even if the investor retires on or near the fund’s target date. The fund is not designed for a lump-sum redemption at the retirement date and does not guarantee a particular level of income at and through your retirement.

The fund’s monthly cash distributions will reduce the amount of assets available for investment by the fund. In certain years, achieving the targeted annual payout rate through 12 equal monthly dividend payments may result in a drawdown on investment principal, and some distributions may be treated in part as a return of capital. For all of these reasons, there is no guarantee of principal for investors and no guarantee that the fund will provide a fixed or stable level of cash distributions at any time or over any particular period of time. Any fund redemptions, including redemptions made prior to the target date, will proportionately reduce the amount of future cash distributions to be received from the fund.

BENCHMARK INFORMATION

Combined index portfolio: An unmanaged blended index portfolio created as a custom benchmark for the Retirement Income 2020 Fund. As of June 30, 2021, the combined index portfolio was composed of the following indexes: 37.92% Russell 3000 Index, 16.28% MSCI All Country World Index ex USA, 35.40% Bloomberg Barclays U.S. Aggregate Bond Index, and 10.40% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

Neutral allocations: The asset allocations reflected in the Retirement Income 2020 Fund’s glide path are referred to as “neutral” allocations. As of June 30, 2021, the fund’s neutral allocations were as follows: 54.20% stocks and 45.80% bonds and cash.

Note: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

Note: ©2021, S&P Global Market Intelligence. Reproduction of any information, data or material, including ratings (Content) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (Content Providers) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 6/30/21

Retirement Income 2020 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	10.64%	10.28%	Equity Index 500
	8.54	8.10	Growth Stock
	0.76	0.65	U.S. Large-Cap Core
	8.54	8.64	Value
U.S. Mid-Cap Stocks	1.89	2.14	Mid-Cap Growth
	1.89	2.02	Mid-Cap Value
U.S. Small-Cap Stocks	1.26	1.25	New Horizons
	1.26	1.53	Small-Cap Stock
	1.26	1.43	Small-Cap Value
International Developed Market Stocks	4.38	3.85	International Stock
	4.38	4.36	International Value Equity
	4.38	4.06	Overseas Stock
International Emerging Market Stocks	0.50	0.92	Emerging Markets Discovery Stock
	1.82	2.16	Emerging Markets Stock
Inflation Focused Stocks	2.71	1.43	Real Assets
U.S. Equity Futures*	0.00	0.00	Stock Index Futures*
International Equity Futures*	0.00	0.00	Stock Index Futures*
Total Stocks	54.21	52.82	
Core Fixed Income	3.54	3.41	Dynamic Global Bond
	5.31	4.94	International Bond (USD Hedged)
	15.93	14.46	New Income
Diversifying Fixed Income	3.56	3.36	Emerging Markets Bond
	0.71	1.70	Floating Rate
	2.85	3.10	High Yield
	10.40	10.99	Limited Duration Inflation Focused Bond
	3.50	1.97	U.S. Treasury Long-Term
Short-Term Income	0.00	0.00	Cash and Collateral
	0.00	0.00	Transition
	0.00	3.26	U.S. Treasury Money
U.S. Fixed Income Futures*	0.00	0.00	Interest Rate Futures*
Total Bonds	45.80	47.19	

Totals under the neutral and actual allocations may not foot due to rounding.

The fund is invested in the Z Class of each underlying Price Fund, except for the Transition Fund, if held, which is a single class fund.

*Actual allocation percentage for Futures is based on notional value.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

June 30, 2021 (Unaudited)

AFFILIATED COMPANIES

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2021. Net realized gain (loss), investment income, and change in net unrealized gain/loss reflect all activity for the period then ended.

Affiliate	Net Realized Gain (Loss)	Change in Net Unrealized Gain/Loss	Investment Income
T. Rowe Price Funds:			
Dynamic Global Bond Fund	$ (1)	$ 3	$ 58
Emerging Markets Bond Fund	(6)	(61)	103
Emerging Markets Discovery Stock Fund	—	56	—
Emerging Markets Stock Fund	(2)	91	—
Equity Index 500 Fund	14	1,566	84
Floating Rate Fund	(1)	13	40
Growth Stock Fund	39	1,394	—
High Yield Fund	—	39	97
International Bond Fund (USD Hedged)	(2)	(117)	57
International Stock Fund	2	331	—
International Value Equity Fund	—	548	—
Limited Duration Inflation Focused Bond Fund	—	385	—
Mid-Cap Growth Fund	6	248	—
Mid-Cap Value Fund	36	420	—
New Horizons Fund	6	148	—
New Income Fund	(12)	(203)	174
Overseas Stock Fund	1	460	—
Real Assets Fund	4	245	—
Small-Cap Stock Fund	(1)	237	—
Small-Cap Value Fund	2	266	—
U.S. Large-Cap Core Fund	—	94	—
U.S. Treasury Long-Term Index Fund	(32)	(98)	20
Value Fund	8	1,700	—
U.S. Treasury Money Fund, 0.05%	—	—	1
Totals	$ 61#	$ 7,765	$ 634+

\# Capital gain distributions from mutual funds represented $0 of the net realized gain (loss).

\+ Investment income comprised $634 of income distributions from underlying Price Funds.

The accompanying notes are an integral part of these financial statements.

June 30, 2021 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Retirement Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Retirement Income 2020 Fund (the fund) is a diversified, open-end management investment company and is one of the portfolios established by the corporation. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price Funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price Funds will change, and its asset mix will become more conservative over time. The fund seeks to provide monthly income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations of the underlying Price Funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the underlying Price Funds.

Investment Transactions and Investment Income Investment transactions are accounted for on the trade date. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Dividends received from underlying Price Fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Income and capital gain distributions from the underlying Price Funds are recorded on the ex-dividend date.

Distributions Distributions to shareholders are recorded on the ex-dividend date. The fund declares and pays monthly distributions based on a specified payout rate of approximately 5% of the fund’s average net asset value over the prior five years. The monthly distribution rate per share is expected to remain constant from month to month for a particular calendar year and is reset annually each January based on the fund’s historical average net asset value over the previous five years (or, until the fund has five years of operating history, the average net asset value of a similarly managed fund). Effective January 1, 2021, the monthly distribution rate is $0.0403 per share. The estimated sources of each distribution are communicated to shareholders monthly; at fiscal year-end, distributions are re-characterized to ordinary income, capital gain, and return of capital (if any) to reflect their tax character and shareholders are notified of the final sources of the per share distributions.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in the underlying Price Funds are valued at their closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund's Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the service and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund's own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. On June 30, 2021, all of the fund's financial instruments were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price Funds during the six months ended June 30, 2021, aggregated $37,884,000 and $13,698,000, respectively.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2021, the cost of investments for federal income tax purposes was $109,333,000. Net unrealized gain aggregated $17,976,000 at period-end, of which $19,783,000 related to appreciated investments and $1,807,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price Funds. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price Funds.

The fund operates in accordance with an amended investment management agreement (amended management agreement), between the corporation, on behalf of the fund, and Price Associates. Under the amended management agreement, the fund pays an all-inclusive annual fee that is based on a predetermined fee schedule that will range from 0.714% to 0.521%, generally declining as the fund reduces its overall stock exposure along its investment glide path. The all-inclusive management fee covers investment management services and all of the fund’s operating expenses except for interest expense; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses. At June 30, 2021, the effective all-inclusive management fee rate was 0.57%.

The fund may invest in the T. Rowe Price Transition Fund (Transition Fund) to facilitate the fund’s transition between the various underlying Price Funds as the fund rebalances its allocation to the underlying Price Funds. There is no specific neutral allocation to the Transition Fund. In addition, the fund may also maintain a small position in the Transition Fund when it is not actively involved in a transition.

The fund does not invest in the underlying Price Funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. At June 30, 2021, the fund held less than 25% of the outstanding shares of any underlying Price Fund.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The funds could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operation systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

NOTE 7 - SUBSEQUENT EVENT

Effective July 1, 2021, the all-inclusive annual fee that is based on a predetermined contractual fee schedule was reduced from a range of 0.714% to 0.521% to a range of 0.64% to 0.49%, generally declining as the fund reduces its overall stock exposure along its glide path. Under this reduced fee schedule, the effective all-inclusive management fee rate was 0.53% at July 1, 2021.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at a meeting held on March 8–9, 2021 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total return for the one-, two-, and three-year periods as of September 30, 2020, and compared this return with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in relative market conditions, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other direct and indirect benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Advisor bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the T. Rowe Price funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays the Advisor a single fee, or an all-inclusive management fee, which is based on the fund’s average daily net assets. The all-inclusive management fee covers investment management and all of the fund’s operating expenses except for interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and any acquired fund fees and expenses. In accordance with a predetermined contractual fee schedule, the fund’s all-inclusive management fee rate generally starts to decline around the time the fund starts to begin reducing its overall stock exposure and then continues to decline over time as the fund nears and then passes its predetermined target date. The Advisor has generally implemented an all-inclusive management fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for the investors in these funds, and has historically sought to set the all-inclusive fee rate at levels below the expense ratios of comparable funds to take into account the potential for future economies of scale. The all-inclusive management fee structure also provides greater flexibility to make investment changes while maintaining a certain expense ratio for investors. The Board concluded that, based on the profitability data it reviewed and consistent with this all-inclusive management fee structure, the advisory fee structure for the fund continued to be appropriate.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) actual management fees, total expenses, and nonmanagement expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) actual management fees, total expenses, and nonmanagement expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s actual management fee rate ranked in the fifth quintile (Expense Group and Expense Universe). The information also indicated that the fund’s total expenses ranked in the first and second quintiles (Expense Group) and first and third quintiles (Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract.

At a separate meeting held on May 12, 2021, the Board approved an amendment to the Advisory Contract that will become effective on July 1, 2021. Under the amendment, the contractual fee schedule for the T. Rowe Price Retirement I Funds will be revised to reflect reductions to the all-inclusive fee rate across all years of the fee schedule.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 17, 2021